Exhibit 99.1

CCG Investor Relations
Crocker Coulson, President
Tel:   +1-646-213-1915
Email: crocker.coulson@ccgir.com

Orient Paper, Inc.
Winston Yen, CFO
Phone: +1-562-818-3817
Email: info@orientpaperinc.com

Orient Paper, Inc. to Hold 2011 Annual Meeting of Stockholders in Beijing

BAODING, Hebei, China – August 22, 2011, Orient Paper, Inc. (AMEX: ONP) (“Orient Paper” or the “Company”), a leading manufacturer and distributor of diversified paper products in northern China, today announced that the Company will hold its 2011 annual meeting of stockholders (the " Annual Meeting") on August 28, 2011 in Beijing.

The date, time and venue of Orient Paper's Annual Meeting are as follows:

Date:	Sunday, August 28, 2011

Time:	10:00 a.m. local time

Venue:	Fragrant Hill Hotel

Beijing Fragrant Hills Park

No. 40 of Maimai Street, Haidian District

Beijing, People’s Republic of China, 100093

At the Annual Meeting, the following proposals will be submitted for stockholder approval and are fully described in the Proxy Statement filed with the Securities and Exchange Commission on July 21, 2011:

•
To elect two directors in Class I to serve on the Board of Directors of the Company, with such Class I directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his earlier resignation, removal or death;

•	To ratify and approve the 2011 Incentive Stock Plan;

•	To ratify the appointment of BDO Limited as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011;

•	To conduct an advisory vote on executive compensation;

•	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and

•	To act on such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The Company's proxy and annual report are also available for download on the Company's corporate website: http://www.orientpaperinc.com/Key-Financials.html

At the Annual Meeting, Orient Paper's executives will also provide an investor presentation to discuss the Company's growth strategy, business outlook and financial performance. The Company's management and Board members will answer questions from shareholders, analysts, and investors at the Annual Meeting.

If you are interested in attending, please RSVP by contacting CCG Investor Relations via email raymond.campos@ccgir.com or phone (310) 954 1356.

About Orient Paper, Inc.

Orient Paper, Inc., through its wholly owned subsidiary, Shengde Holdings, Inc., controls and operates Baoding Shengde Paper Co., Ltd. ("Baoding Shengde"), and Hebei Baoding Orient Paper Milling Co., Ltd ("HBOP"). Founded in 1996, HBOP is engaged in the production and distribution of products such as corrugating medium paper, offset printing paper, and other paper and packaging-related products in China. The Company uses recycled paper as its primary raw material. Baoding Shengde, founded in June 2009 located in Baoding, is engaged in the production and distribution of digital photo paper. As one of the largest paper producers in Hebei Province, China, HBOP is strategically located in Baoding, a city in close proximity to Beijing where the majority of publishing houses are based. Orient Paper is led by an experienced management team committed to diversifying the Company's product offering and delivering tailored services to its customers. For more information, please visit http://www.orientpaperinc.com.

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements, including but not limited to, anticipated revenues from the digital photo paper business segment; the actions and initiatives of current and potential competitors; the Company's ability to introduce new products; the Company's ability to implement the planned capacity expansion of corrugate medium paper; market acceptance of new products; general economic and business conditions; the ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed in the Company's filings with the Securities and Exchange Commission. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the companies and the industry. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results.